UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

______________________

Date of Report (date of earliest event reported):  November 30, 2005

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-22388	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:                            (214) 623-8446

Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Please see Item 3.02 of this Form 8-K, Unregistered Sales of Equity Securities, which is hereby incorporated by reference into Item 1.01 of this Form 8-K.

Item 3.02               Unregistered Sales of Equity Securities

As previously announced pursuant to a Form 8-K filed with the Securities Exchange Commission (the "SEC') on November 23, 2005, Home Solutions of America, Inc., a Delaware corporation ("Home Solutions" or the "Company") entered into subscription agreements (the "Subscription Agreements") on November 22, 2005 with certain accredited investors (the "Investors") in connection with the proposed private placement (the "Offering") of 4,850,000 units (the "Units") consisting of 4,850,000 shares of common stock, par value $.001 per share ("Common Stock") of the Company and purchase warrants exercisable for 970,000 shares of Common Stock (the "Purchase Warrants"). Each Unit consists of one (1) share of Common Stock and Purchase Warrants exercisable for a 0.20 share of Common Stock, at a price of $5.50 per Unit.

On November 30, 2005, Home Solutions closed the Offering of all 4,850,000 Units.  The total purchase price for the Units, prior to deduction of Offering expenses and Placement Agent fees and expenses, is approximately $26.7 million.  After deduction of Offering expenses and Placement Agent fees and expenses, the net proceeds to the Company are approximately $24.6 million.

The proceeds of the Offering will be used by the Company to repay outstanding debt obligations, for working capital and otherwise for general business purposes.  Specifically, the proceeds will be used first, to pay $11 million in debt incurred in connection with the acquisition of the assets of Florida Environmental Remediation Services, Inc. by the Company's wholly-owned  subsidiary, Home Solutions Restoration of Louisiana, Inc., next, to pay other outstanding debt in the aggregate amount of $7 million, and last, for working capital purposes.

Each Purchase Warrant is exercisable at any time after the closing date upon surrender of the Purchase Warrant to the Company, payment of the exercise price and completion of an exercise notice.  The Purchase Warrants have a five year term, and have an exercise price of $5.50 per share.  The number of shares issuable under the Purchase Warrants are subject to adjustment if Home Solutions subdivides its outstanding shares of Common Stock into a greater number of shares, in which case the exercise price in effect immediately prior to such subdivision shall be proportionately reduced, or if Home Solutions combines its shares of Common Stock into a smaller number of shares, in which case the exercise price in effect immediately prior to such combination shall be proportionately increased.  In the event of a corporate reclassification, capital reorganization, consolidation, spin-off or similar event, each holder of a Purchase Warrant shall receive upon the exercise of the Purchase Warrant, the kind and amount of shares of stock and/or other securities and property receivable that such holder would have received had the Purchase Warrant been exercised immediately prior to such event.

The 4,850,000 Units were offered through Sanders Morris Harris Inc. (the "Placement Agent") on a best efforts basis pursuant to a Placement Agent Agreement between the Company and the Placement Agent dated November 18, 2005 (the "Placement Agent Agreement").  For services rendered in connection with the Offering and pursuant to the terms of the Placement Agent Agreement, the Company issued to the Placement Agent, a warrant exercisable for 125,000 shares of Common Stock (the "Placement Agent Warrant").  Also in accordance with the terms of the Placement Agent Agreement, the Placement Agent received a cash payment of approximately $2 million, consisting of a fee equal to 7% of the gross proceeds of the Offering and reimbursement of expenses incurred in connection with the Offering.

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The Placement Agent Warrant is exercisable at any time after the closing date upon surrender of the Placement Agent Warrant to the Company, payment of the exercise price and completion of an exercise notice.  The Placement Agent Warrant has a five year term, and has an exercise price of $5.50 per share.  The number of shares issuable under the Placement Agent Warrant are subject to adjustment if Home Solutions subdivides its outstanding shares of Common Stock into a greater number of shares, in which case the exercise price in effect immediately prior to such subdivision shall be proportionately reduced, or if Home Solutions combines its shares of Common Stock into a smaller number of shares, in which case the exercise price in effect immediately prior to such combination shall be proportionately increased.  In the event of a corporate reclassification, capital reorganization, consolidation, spin-off or similar event, the Placement Agent shall receive upon the exercise of the Placement Agent Warrant, the kind and amount of shares of stock and/or other securities and property receivable that it would have received had the Placement Agent Warrant been exercised immediately prior to such event.

Pursuant to a Registration Rights Agreement entered into among the Company, the Placement Agent and the purchasers of the Units dated November 30, 2005 (the "Registration Rights Agreement"), the Company has agreed to register for resale under the Securities Act of 1933, as amended, the shares of Common Stock issued in the Offering and the shares of Common Stock underlying the Purchase Warrants and the Placement Agent Warrant.  The Company is obligated to file a registration statement no later than December 15, 2005, and is obligated to use its commercially reasonable best efforts to cause the registration statement to be declared effective within 90 days after the November 30, 2005 closing date.

Under the Registration Rights Agreement, if certain events occur which remain uncured which would prevent or delay the sale of the securities under the registration statement, the Company is obligated to make payments to each Investor (and the Placement Agent to the extent it has exercised the Placement Agent Warrant) as liquidated damages for the amount of damages at a rate equal to one percent of the offering price per share of Common Stock purchased by such Investor per month, payable within five days after the end of each calendar month.

The proceeds of the Offering were held in escrow prior to the closing pursuant to an escrow agreement among the Company, the Placement Agent and the bank acting as the escrow agent (the "Escrow Agreement").

The Offering was made to a limited number of accredited investors without public solicitation in accordance with the provisions of Regulation D promulgated under the Securities Act, and thus, was exempt from the registration requirements of the Securities Act.

Item 7.01.              Regulation FD Disclosure.

On December 1, 2005, Home Solutions issued a press release announcing the closing of a private placement of 4,850,000 shares of Common Stock, and Purchase Warrants exercisable for 970,000 shares of Common Stock.  A copy of the December 1 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

In addition the Company is disclosing in accordance with Regulation FD, certain excerpts from the Offering materials as set forth on the attached Exhibit 99.2, which is incorporated by reference herein.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01.              Financial Statements and Exhibits.

(D)          Exhibits.

4.1	Form of Subscription Agreement between Home Solutions of America, Inc. and the Investors, dated as of November 22, 2005
4.2	Form of Purchase Warrant issued by Home Solutions of America, Inc. to the Investors, dated as of November 30, 2005
4.3	Form of Registration Rights Agreement among Home Solutions of America, Inc., Sanders Morris Harris Inc., and the Investors, dated as of November 30, 2005
4.4	Placement Agent Agreement between Home Solutions of America, Inc., and Sanders Morris Harris Inc. dated as of November 18, 2005
4.5	Placement Agent Warrant issued by Home Solutions of America, Inc. to Sanders Morris Harris Inc., dated as of November 30, 2005

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4.6	Escrow Agreement between Home Solutions of America, Inc., Sterling Bank and Sanders Morris Harris Inc., dated as of November 18, 2005
99.1	Press release dated December 1, 2005
99.2	Excerpts from Offering Materials

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date:  December 1, 2005                                                                      By:      /s/ Rick J. O'Brien
                       Name:  Rick J. O'Brien
                       Title:  Chief Financial Officer

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Exhibit Index

4.1	Form of Subscription Agreement between Home Solutions of America, Inc. and the Investors, dated as of November 22, 2005
4.2	Form of Purchase Warrant issued by Home Solutions of America, Inc. to the Investors, dated as of November 30, 2005
4.3	Form of Registration Rights Agreement among Home Solutions of America, Inc., Sanders Morris Harris Inc., and the Investors, dated as of November 30, 2005
4.4	Placement Agent Agreement between Home Solutions of America, Inc., and Sanders Morris Harris Inc., dated as of November 18, 2005
4.5	Placement Agent Warrant issued by Home Solutions of America, Inc. to Sanders Morris Harris Inc., dated as of November 30, 2005
4.6	Escrow Agreement between Home Solutions of America, Inc., Sterling Bank and Sanders Morris Harris Inc., dated as of November 18, 2005
99.1	Press release dated December 1, 2005
99.2	Excerpts from Offering Materials

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